                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 12, 2001

                 AmeriCredit Automobile Receivables Trust 2000-1
             (Exact Name of Registrant as specified in its charter)


        United States                  333-36365                88-0475942
        -------------                  ---------                ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                            c/o AmeriCredit Financial
                                  Services, Inc.
                           Attention: Daniel E. Berce
                          801 Cherry Street, Suite 3900
                              Fort Worth, TX 76102
                              (Address of Principal
                                Executive Office)

                                 (817) 302-7000
                            Registrant's phone number





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Item 5.           Other Events

         Information relating to distributions to Noteholders for the December 2000 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class B Asset Backed Notes, Class C Asset Backed Notes, Class D Asset Backed Notes, and Class E Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Both of which Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of November 2, 2000 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.           Financial Statements, Exhibits


         Exhibit No.        Exhibit
         -----------        -------
            99.1            Servicer's Certificate for the December 2000 Collection Period
                            relating to the Notes issued by the Registrant pursuant to the
                            Agreement.














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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 2000-1

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/      Daniel E. Berce
         Daniel E. Berce
         Vice Chairman and
         Chief Financial Officer


January 12, 2001






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                                  EXHIBIT INDEX



Exhibit
-------

  99.1 Servicer's Certificate for the December 2000 Collection Period relating to the Notes issued by the Registrant.
